Exhibit 10.7

SIDE LETTER TO THE
LANCASTER NOTE PURCHASE AGREEMENT

This Side Letter (“Side Letter”), dated as of June 2, 2025, is made and entered into by and between MLM Investment Holdings LLC (the “MLM Sponsor”), CIIG Management III LLC (the “CIIG Sponsor”), Michael Minnick (“Michael Minnick”), and First Mile Pref Fund II LLC (the “Investor”). Each of the MLM Sponsor, CIIG Sponsor, Michael Minnick, and the Investor are individually referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS, among others, the Investor and Lancaster Exploration Ltd. (“Lancaster”) have entered into that certain note purchase agreement dated as of June 2, 2025, and attached hereto as Exhibit A (the “Note Purchase Agreement”), pursuant to which the Investor has agreed to purchase a convertible promissory note (the “Note”) from Lancaster in the principal amount of $500,000 (the “Purchase Price”) subject to the conditions precedent to such purchase as more fully set forth in the Note Purchase Agreement.

WHEREAS, simultaneous with the execution of the Note Purchase Agreement, Lancaster, Crown PropTech Acquisitions, a Cayman Islands exempted company (“CPTK”) and Investor have executed a certain Escrow Agreement (“Escrow Agreement”), pursuant to which Investor has deposited the Purchase Price into escrow, all as more fully set forth in the Escrow Agreement.

WHEREAS, if and to the extent the conditions precedent for closing set forth in Sections 4 and 5 of the Note Purchase Agreement shall have occurred, Lancaster and Investor shall deliver disbursement instructions to Escrow Agent (as defined in the Escrow Agreement) pursuant to which the Purchase Price shall be delivered to Lancaster and the Note shall be delivered to Investor.

WHEREAS, pursuant to (i) Section 1(a) of the Note (a copy of which is annexed as Exhibit B to the Note Purchase Agreement), the Investor shall be paid by Lancaster an amount equal to $600,000 plus any unpaid and accrued interest and other charges owing pursuant to the terms of the Note, on the Maturity Date (the “Payment”) and (ii) Section 4 of the Note, the Investor has conversion rights.

WHEREAS, the Investor is unwilling to deposit the Purchase Price into escrow and to otherwise enter into the Note Purchase Agreement and/or the transactions that are the subject matter thereof, absent execution and delivery of this Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which is acknowledged, the Parties agree as follows:

1. Put Option Buyout. If for any reason whatsoever Investor is entitled to repayment of the Note (including, without limitation unpaid and accrued interest and other charges owing pursuant to the terms of the Note), and such Payment has not been timely made by Lancaster, then the MLM Sponsor and Michael Minnick (each and collectively, as the context may require, “Guarantor”) shall be jointly and severally liable to make such Payment to Investor. In exchange for Payment, MLM Sponsor shall acquire the Note from the Investor. Investor would not file any claims following acquisition of the note by MLM Sponsor.

2. Founder Shares. If CPTK consummates a de-SPAC transaction with Lancaster (the “Transaction”), then CIIG Sponsor shall transfer to Investor 250,000 CPTK Class B Ordinary Shares (the “Founder Shares”). The Founder Shares will be subject to any contractual restrictions on the same terms as the shares held by the CIIG Sponsor (including, but not limited to any earnout, lock-up, or any other similar contractual restriction). Such share transfer shall occur within twenty (20) business days of the consummation of the Transaction and be executed and recorded with Continental Stock Transfer & Trust.

3. Guaranty. Guarantor hereby unconditionally and irrevocably guarantees to the Investor the full and timely performance and observance of all of the terms, covenants and conditions of the undertakings made by Lancaster pursuant to the Note Purchase Agreement (and the Note) as well as the undertakings of such parties (and those of CIIG Sponsor) in this Side Letter (collectively, “Guarantied Obligations”). This guaranty is an absolute and unconditional guaranty of payment and of performance. It shall be enforceable against Guarantor without the necessity for the commencement of any suit or proceeding on the Investor’s part of any kind or nature whatsoever against any other party and without the necessity of any notice of non-payment, non-performance or non-observance or any notice of acceptance of this guaranty or any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected or impaired by reason of the assertion or the failure to assert by the Investor against any other party of any of the rights or remedies reserved to the Investor pursuant to the provisions of the undertakings made in this Side Letter or pursuant to applicable law. Guarantor represents and warrants to the Investor that:

(i) Guarantor represents and warrants that Guarantor has a direct or indirect interest in the entities that are the subject matter of the transactions and has determined that it is in the best interests of Guarantor to provide the Investor with this guaranty.

(ii) This guaranty constitutes the legal, valid and binding obligation of Guarantor, and is enforceable in accordance with its terms.

(iii) No authorization, approval, consent or permission (governmental or otherwise) of any court, agency, commission or other authority or entity is required for the due execution, delivery, performance or observance by Guarantor of this guaranty or for the payment of any sums hereunder.

(iv) Neither the execution and delivery of this guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof, conflict or will conflict with or result in a breach of any of the terms, conditions or provisions of any order, writ, injunction or decree of any court or governmental authority or of any agreement or instrument to which Guarantor is a party or by which he is bound, or constitutes or will constitute a default thereunder.

(v) Guarantor is not entitled to immunity from judicial proceedings and agrees that, if the Investor brings any suit, action or proceeding in New York or any other jurisdiction to enforce any obligation or liability of Guarantor arising, directly or indirectly, out of or relating to this guaranty, no immunity from such suit, action or proceeding will be claimed by or on behalf of Guarantor.

4. Authority to Enter. The undersigned individuals executing this Side Letter covenant, represent, and warrant that they have the authority to enter into this Side Letter.

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5. Fees and Costs. If Investor shall employ counsel to enforce any obligations of the Parties (other than itself) under this Side Letter or any part thereof, Guarantor agrees to pay on demand all of Investor’s reasonable costs in connection therewith, whether or not suit is brought, including, without limitation, reasonable attorneys’ fees and disbursements.

6. Governing Law and Jurisdiction. This Side Letter will be governed by, construed, and enforced in accordance with, and subject to, the laws of the State of New York, without reference to conflict of laws principles. Any action arising under or relating to this Side Letter will be brought, heard, and determined exclusively in U.S. federal and New York state courts in the Borough of Manhattan in the City of New York. The Parties hereby submit to such jurisdiction and venue. To the fullest extent permitted by law, the Parties hereto waive trial by jury with respect to any action or controversy hereunder.

7. Entire Agreement. This Side Letter represents the entire agreement among the Parties with respect to the subject matter of this Side Letter and supersedes all prior and contemporaneous agreements, proposals, or understandings, whether written or oral, among the Parties with respect to the subject matter.

8. No Modifications. This Side Letter and any and all documents and instruments executed in connection herewith or in furtherance hereof may not be amended, modified, supplemented, or otherwise altered, in whole or in part, except by an instrument in writing signed by all Parties hereto, or their counsel. Oral modifications are not permitted. No waiver of any provision of this Side Letter will be valid unless in writing and signed by the Party against whom such waiver is charged. The failure to enforce any term or condition of this Side Letter is not intended and shall not act as a waiver of any future breach, or of any right or remedy under this Side Letter or applicable law.

9. Counterparts. This Side Letter may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement. Any Party hereto may execute this Side Letter by signing any such counterpart.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Side Letter as of the date first written above.

MLM INVESTMENT HOLDINGS LLC

By:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Managing Partner

CIIG MANAGEMENT III LLC

By:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Managing Partner

MICHAEL MINNICK

/s/ Michael Minnick
Name:	Michael Minnick

FIRST MILE PREF FUND II LLC

By:	/s/ Richard Chera
Name:	Richard Chera
Title:	Managing Partner

EXHIBIT A

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”), dated as of June 2, 2025 (the “Execution Date”), is entered into by and between Lancaster Exploration Ltd., a British Virgin Islands company (the “Company”), and the investors (each, an “Investor” and together with the Company, the “Parties”) listed on the Schedule of Investors attached hereto as Exhibit A (the “Schedule of Investors”).

RECITAL

On the terms and subject to the conditions set forth herein, the Investors are willing to purchase from the Company, and the Company is willing to sell to the Investors, in the amounts set forth across from such Investor’s name in the Schedule of Investors, a Convertible Promissory Note in the aggregate principal amount of $500,000, in the form attached hereto as Exhibit B (the “BCA Note”, and such Investor, the “BCA Note Investor”), and a Convertible Promissory Note in the aggregate principal amount of $250,000, in the form attached hereto as Exhibit C (the “Form F-4 Note”, and such Investor, the “F-4 Note Investor”), and together the BCA Note and the Form F-4 Note, the “Notes” and the Notes together with this Agreement, the “Transaction Documents”.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Notes.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the Parties, intending to be legally bound, hereby agree as follows:

1. The Notes.

(a) Issuance of Notes. Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to Investor, and Investor agrees to purchase, the Notes.

(b) Delivery of BCA Note.

(i) BCA Note. The sale and purchase of the BCA Note (the “BCA Note Closing”) shall take place remotely on the business day after satisfaction or waiver of the conditions to the obligations of the Parties set forth in Section 4 and Section 5.

(ii) Deposit into Escrow. As soon as practicable after the date hereof, the BCA Note Investor shall deposit (or cause to be deposited) with Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”), an amount equal to the principal amount of the BCA Note set forth across from such BCA Note Investor’s name in the Schedule of Investors (the “BCA Note Purchase Price”) into a separate account (the “Escrow Account”) pursuant to the terms of an escrow agreement to be entered into on the date hereof by and among the Escrow Agent, the Company and the BCA Note Investor (the “Escrow Agreement”). Subject to Section 6(f) of each of the Notes and except for any related legal fees of Investor or Crown PropTech Acquisitions, a Cayman Islands exempted company (“CPTK”), Company will be responsible for expenses payable to the Escrow Agent as well any and all other expenses related to the Escrow Agreement from the moment of deposit of the BCA Note Purchase Price into the Escrow Account to the delivery of the BCA Note to the BCA Note Investor hereunder.

(iii) BCA Note Closing. At the BCA Note Closing, subject to the satisfaction or waiver of the conditions set forth in Section 4 and Section 5, as applicable:

(1) The Company and the BCA Note Investor shall jointly instruct the Escrow Agent to transfer all funds in the Escrow Account into an account designated by the Company, pursuant to the terms of the Escrow Agreement; and

(2) The Company shall deliver to the BCA Note Investor the BCA Note, duly executed by the Company, in the principal amount of the BCA Note Purchase Price for the BCA Note Investor. The BCA Note will be registered in the name of the BCA Note Investor in the Company’s records.

(c) Delivery of Form F-4 Note.

(i) Form F-4 Note. Subject to the satisfaction or waiver of the conditions set forth in Section 4 and Section 5, as applicable, the sale and purchase of the Form F-4 Note (the “Form F-4 Note Closing”) shall take place remotely on the first to occur of (A) the confidential submission of a registration statement on Form F-4 with the U.S. Securities and Exchange Commission (“SEC”) and, if a confidential submission cannot be made, (B), the public filing of such Form F-4 with the SEC, or on such other date and time as may otherwise be agreed in writing by the Company and the F-4 Note Investor. The Form F-4 shall contain a preliminary proxy statement/prospectus with respect to the Company’s securities to be issued in connection with the SPAC Merger. At the Form F-4 Note Closing, the F-4 Note Investor shall pay the principal amount of the Form F-4 Note set forth across from such F-4 Note Investor’s name in the Schedule of Investors (the “Form F-4 Note Purchase Price”) to the Company by wire transfer to a bank account designated by the Company and the Company will deliver to the F-4 Note Investor the Form F-4 Note. The Form F-4 Note will be registered in the name of the F-4 Note Investor in the Company’s records.

(d) Proceeds. The Company intends to use the proceeds of the Notes for general working capital and costs and expenses associated with the anticipated offering in connection with the SPAC Merger.

Exhibit A-2

(e) Payments. All payments to the Investors under the Notes or any Transaction Document shall be paid without deduction of, or withholding for, and shall be paid free and clear of, any taxes, assessments, imposts, duties or other governmental charges (“Taxes”) unless otherwise required by law. If any such deduction or withholding is required by law, the Company shall (i) promptly pay the Taxes so deducted or withheld to the applicable taxing authority, and (ii) provide a receipt to the applicable Investor evidencing such payment of Taxes.

(f) Conversion Shares. The Company shall at all times have sufficient authorized shares reserved for the issuance of all capital stock which may be issued upon the exercise of the BCA Note and Form F-4 Note.

2. Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to the Investors that:

(a) Organization, Good Standing and Qualification. The Company is duly organized and validly existing under the Laws (as defined below) of the British Virgin Islands and has all requisite corporate power and authority to carry on its business as now conducted and as currently contemplated to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify or to be in good standing would have a material adverse effect on the business, assets, liabilities, financial condition, property or results of operations of Company.

(b) Authorization. All corporate action has been taken on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents. The Transaction Documents, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar statutes, laws, ordinances, regulations, rules and codes (“Laws”) relating to or affecting the enforcement of creditors’ rights and (ii) Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) Offering. Subject in part to the truth and accuracy of Investor’s representations set forth herein, the offer, sale and issuance of each Note is exempt from the registration requirements of any applicable state and federal securities Laws and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. Neither the Company, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (i) engaged in any general solicitation or (ii) published any advertisements in connection with the offer and sale of the Securities.

(d) Compliance with Other Instruments. The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, will not constitute or result in a default, violation, conflict or breach, with or without the passage of time and giving of notice, of (i) any provision of the Memorandum and Articles of Association of the Company, (ii) any instrument, judgment, order, writ, decree, privacy policy or contract, to which the Company is a party or by which the Company is bound, in any material respect, (iii) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound, or (iv) any provision of any Law applicable to the Company. The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby will not constitute, with or without the passage of time and giving of notice, an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

Exhibit A-3

(e) Valid Issuance of Conversion Shares. The Conversion Shares (together with the Notes, the “Securities”), when issued, sold and delivered upon conversion of each of the Notes or pursuant to the terms of each of the Notes, will be (i) duly authorized and validly issued, fully paid and nonassessable, free of restrictions on transfer other than restrictions on transfer set forth in the Transaction Documents and pursuant to applicable state and federal securities Laws, (ii) will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and (iii) based in part upon the representations and warranties of the Investors herein, will be issued in compliance with all applicable federal and state securities Laws.

(f) Litigation. There is no judgment, decree or order against the Company or, to the knowledge of the Company, any of its directors or officers (in their capacities as such), that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement or any of the Notes, or that could reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition, property or results of operations of the Company.

(g) Compliance with Laws. The Company is not in violation of any applicable Law of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or ownership of its assets, the violation of which could reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition, property or results of operations of the Company.

(h) Taxes. The Company is not, and does not expect to become, a “controlled foreign corporation” for U.S. federal income tax purposes. The Company has promptly paid all Taxes due and payable by it and filed all Tax returns and reports required to be filed by it, other than as set forth on Schedule 2(h).

3. Representations and Warranties of Investor. In connection with the transactions provided for herein, each Investor, severally and not jointly, hereby represents and warrants to the Company that:

(a) Authorization. Investor has full legal capacity, power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder. The Transaction Documents constitute Investor’s valid and legally binding obligation, enforceable in accordance with their terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar Laws relating to or affecting the enforcement of creditors’ rights and (ii) Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

Exhibit A-4

(b) Purchase Entirely for Own Account. Investor acknowledges that the Securities will be issued to Investor in reliance upon Investor’s representation to the Company that the Securities will be acquired for investment for Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

(c) Investment Experience. Investor is an investor in securities of companies in the development stage and acknowledges that Investor is able to fend for Investor, can bear the economic risk of Investor’s investment, and has such knowledge and experience in financial or business matters that Investor is capable of evaluating the merits and risks of the investment in the Securities. Investor has not been organized solely for the purpose of acquiring the Securities. Investor acknowledges that the purchase of the Securities is a speculative investment which involves a high degree of risk of loss of the entire investment therein, that for an indefinite period there will be no public market for the Securities and that a public market may never exist therefor, and that, accordingly, it may not be possible for Investor to sell the Securities in case of emergency or otherwise.

(d) Accredited Investor. Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D, as presently in effect, as promulgated by the Securities and Exchange Commission under the Securities Act.

(e) Restricted Security. Investor understands that the Securities are characterized as “restricted securities” under the federal securities Laws inasmuch as they are being or will be acquired from the Company in a transaction not involving a public offering and that under such Laws the Securities may be resold without registration under the Securities Act of 1933, as amended, only in certain limited circumstances.

(f) Access to Information. Investor acknowledges that the Company has given Investor access to the records and accounts of the Company and to all information requested by Investor, has made its officers and representatives available for interview by Investor and has furnished Investor with all documents and other information required for Investor to make an informed decision with respect to the purchase of the Securities.

(g) Tax. Investor has reviewed with Investor’s own tax advisors the tax consequences to Investor of the transactions contemplated by the Transaction Documents, including the conversion of each of the Notes into Conversion Shares. With respect to such matters, Investor relies solely on Investor’s own advisors and not on any statements or representations of the Company or any of its representatives, written or oral. Investor understands that Investor (and not the Company) shall be responsible for Investor’s own tax liability that may arise as a result of this investment or the transactions contemplated by the Transaction Documents, including the conversion of each of the Notes into Conversion Shares.

(h) Anti-Money Laundering Laws; Foreign Investment Regulations. None of the consideration to be paid by Investor for the Notes derives from activity that is or was contrary to Law or from a Person or location that is or was the subject of Sanctions or derives from activity that provides the basis for liability for any Person under Anti-Money Laundering Laws or Anti-Corruption Laws. Neither Investor nor any of its nominees or affiliates is on the specially designated list maintained by the Office of Foreign Assets Control of the Department of the Treasury of the United States of America or similar European Union watch list.

Exhibit A-5

4. Conditions to Closing of Investors. The BCA Investor’s obligations at the BCA Note Closing and the F-4 Note Investor’s obligations at the Form F-4 Note Closing, as applicable, are subject to the fulfillment, on or prior to such closing, of all of the following conditions, any of which may be waived in whole or in part by the applicable Investor:

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all respects on and as of the date hereof and on and as of the dates of the BCA Note Closing and the Form F-4 Note Closing, as applicable, with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the BCA Note Closing or the Form F-4 Note Closing, as applicable, with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the BCA Note or Form F-4 Note, respectively.

(c) Legal Requirements. At the BCA Note Closing or the Form F-4 Note Closing, as applicable, the sale and issuance by the Company, and the purchase by Investor, of the BCA Note or the Form F-4 Note, respectively, shall be legally permitted by Laws to which Investor or the Company is subject.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the BCA Note Closing or the Form F-4 Note Closing, as applicable, and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the applicable Investor.

(e) Transaction Documents. The Company shall have duly executed and delivered to Investor the applicable Transaction Documents to which it is a signatory.

(f) BCA; TSX-V Approval; Form F-4.

(i) In the case of the BCA Note Closing, the later of the following two events shall have occurred: (1) the Company or an Affiliate of the Company shall have executed and delivered to BCA Note Investor or an Affiliate of the BCA Note Investor a business combination agreement with CPTK, and certain other parties thereto, pursuant to which, among other things, the parties thereto intend to consummate a SPAC Merger (as defined in the BCA Note) (the “BCA”), and (2) the Company or an Affiliate of the Company shall have received approval, subject to satisfaction of customary conditions, from the TSX Venture Exchange of the conversion of the BCA Note into Class A Shares of the Company pursuant to the terms of the BCA Note.

Exhibit A-6

(ii) In the case of the Form F-4 Note Closing, the later of the following two events shall have occurred: (1) the Company or an Affiliate of the Company shall have filed with the SEC the Form F-4, and (2) the Company or an Affiliate of the Company shall have received approval, subject to satisfaction of customary conditions, from the TSX Venture Exchange of the conversion of the Form F-4 Note into Class A Shares of the Company pursuant to the terms of the Form F-4 Note.

5. Conditions to Obligations of the Company. The Company’s obligations at the BCA Note Closing or the Form F-4 Note Closing, as applicable, are subject to the fulfillment, on or prior to such closing, of all of the following conditions, any of which may be waived in whole or in part by the Company:

(a) Representations and Warranties. The representations and warranties of the Investors contained in this Agreement shall be true and correct in all respects on and as of the date hereof and on and as of the dates of the BCA Note Closing and the Form F-4 Note Closing, as applicable, with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect.

(b) Legal Requirements. The sale and issuance by the Company, and the purchase by the Investor, of the BCA Note or the Form F-4 Note, as applicable, shall be legally permitted by all Laws to which any Investor or the Company is subject.

(c) Purchase Price. The Investors shall have delivered to the Company the BCA Note Purchase Price or the Form F-4 Note Purchase Price, as applicable, in respect of the BCA Note or the Form F-4 Note, respectively, being purchased by that Investor.

(d) Transaction Documents. Each Investor shall have duly executed and delivered to the Company the applicable Transaction Documents to which it is a signatory.

(e) BCA; Escrow Deposit; Form F-4.

(i) In the case of the BCA Note Closing, (1) the BCA Note Investor or an Affiliate of such BCA Note Investor, as applicable, shall have deposited at least $500,000 in the Escrow Account for purchase of the BCA Note, and (2) the Company or an Affiliate of the Company shall have received approval, subject to satisfaction of customary conditions, from the TSX Venture Exchange of the conversion of the BCA Note into Class A Shares of the Company pursuant to the terms of the BCA Note.

(ii) In the case of the Form F-4 Note Closing, (1) the Company or an Affiliate of the Company shall have filed with the SEC the Form F-4, (2) the Company or an Affiliate of the Company shall have received approval, subject to satisfaction of customary conditions, from the TSX Venture Exchange of the conversion of the Form F-4 Note into Class A Shares of the Company pursuant to the terms of the Form F-4 Note.

Exhibit A-7

6. Miscellaneous.

(a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and each Investor.

(b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

(c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d) Successors and Assigns. Subject to the restrictions on assignment and transfer under the Notes, the rights and obligations of the Company and each Investor under this Agreement, shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. For the avoidance of doubt, no Investor may assign or delegate its rights or obligations under this Agreement or any Note without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned, or delayed.

(e) Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement between the Company and the Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the Parties, whether written or oral, respecting the subject matter hereof.

(f) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder or under the Notes shall in writing and emailed, mailed or delivered to each party as follows: (i) if to any Investor, at such Investor’s address or email set forth below such Investor’s signature page hereto, or at such other address as such Investor shall have furnished the Company in writing, or (ii) if to the Company, at such address or email set forth below the Company’s signature page hereto. All such notices and communications will be deemed effectively given the earlier of (1) when received, (2) when delivered personally, (3) when sent, if sent by email during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day, (4) one business day after being deposited with an overnight courier service of recognized standing or (5) four days after being deposited in the U.S. mail, first class with postage prepaid.

(g) Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h) Tax Treatment. Each party agrees to treat this Note as equity of the Company for U.S. federal (and applicable state and local) income tax purposes and will not take any position on any tax return, form or report or otherwise that is inconsistent with such treatment, unless otherwise required by a change in law after the date hereof, a closing agreement with an applicable taxing authority, or a final judgment of a court of competent jurisdiction.

(i) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(Signature Page Follows)

Exhibit A-8

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Execution Date.

COMPANY:

LANCASTER EXPLORATION LTD.

Signature:	/s/ Alex Lemon
Name:	Alex Lemon
Title:	Director

Address:
Jayla Place, Wickhams Cay 1, P.O. Box 3190, Road Town, Tortola, British Virgin Islands, VG1110
Email: alex@mkango.ca

Exhibit A-9

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Execution Date.

BCA NOTE INVESTOR:

FIRST MILE PREF FUND II LLC

Signature:	/s/ Richard Chera
Name:	Richard Chera
Title:	Managing Partner

Address:
362 5th Ave, 9th Floor, New York, NY 10001
Email: rchera@cacq.com

[Signature Page to Note Purchase Agreement]

Exhibit A-10

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the Execution Date.

F-4 NOTE INVESTOR:

CIIG MANAGEMENT III LLC

Signature:	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Managing Member

Address:
40 West 57th Street, 29th Floor, New York, NY 10019
Email: mm@iigholdings.com

[Signature Page to Note Purchase Agreement]

Exhibit A-11

EXHIBIT A
SCHEDULE OF INVESTORS

Investor	BCA Note Purchase Price	Form F-4 Note Purchase Price	Total Investment
First Mile Pref Fund II LLC	$500,000	-	$500,000
CIIG Management III LLC	-	$250,000	$250,000
Total Principal	$500,000	$250,000	$750,000

Exhibit A-12

EXHIBIT B
FORM OF BCA NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

LANCASTER EXPLORATION LTD.

CONVERTIBLE PROMISSORY NOTE

CN-B

$500,000	[ ], 2025

FOR VALUE RECEIVED, Lancaster Exploration Ltd., a British Virgin Islands company (the “Company”) promises to pay to First Mile Pref Fund II LLC, a Delaware limited liability company (“Investor”), or Investor’s registered assigns, the principal sum of $500,000 (as adjusted pursuant to the terms herein, the “Principal Amount”), together with interest from the date of this Convertible Promissory Note (this “Note”) on the unpaid principal balance accruing at the Interest Rate (as defined below) pursuant to that certain Note Purchase Agreement by and between the Company and the investors listed therein, including Investor, dated June 2, 2025 (as the same may be amended or restated from time to time, the “Note Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note Purchase Agreement or in the business combination agreement by and among the Company, Crown PropTech Acquisitions, a Cayman Islands exempted company (“CPTK”), and the other parties thereto, as applicable.

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1. Payments.

(a) Maturity. If this Note is outstanding at [___], 2026 (the “Maturity Date”)1, a dollar amount equal to $600,000 minus any principal payments made as of the Maturity Date plus any unpaid and accrued interest owing pursuant to Section 1(b), shall be due and payable five days after receipt by the Company from Investor of a written demand for payment which demand shall not be made prior to the Maturity Date.

(b) Interest. Accrued interest on this Note shall be payable in arrears on each of the Semiannual Date and the Maturity Date. Subject to the receipt of approval from the TSX Venture Exchange, subject to satisfaction of customary closing conditions (“TSX-V Conditional Approval”), 9% per annum of the Interest Rate shall be paid in kind, and 3% per annum of the Interest Rate shall be paid in cash. As payment of interest in kind, the Principal Amount shall be automatically increased on the Semiannual Date by the amount of such interest paid in kind. For the avoidance of doubt, in the event TSX-V Conditional Approval is not obtained with respect to payment of interest in kind by the date such payment is due, such interest shall be paid in cash.

[1]	Note to Draft: Date to be 364 days after the date that the Form F-4 Note is issued.

(c) Priority. This Note shall rank senior to any and all Indebtedness owed by the Company to Mkango Resources Ltd., a company governed by the laws of British Columbia, Canada.

(d) General. Payment on this Note shall be in lawful money of the United States of America applied first to accrued interest and thereafter to the outstanding principal balance of the Note.

(e) Payment. Any outstanding principal and accrued interest on this Note may be prepaid without penalty on or prior to the Maturity Date only upon the written consent of Investor.

(f) Dissolution Event. If a Dissolution Event occurs while any principal or interest under this Note is outstanding, Investor shall be paid, in preference to the holders of Capital Shares, an amount in cash equal to the greater of: (i) the Principal Amount plus any accrued and unpaid interest (with any interest to be paid in kind paid in cash instead), and (ii) the amount of cash that would be paid in the Dissolution Event if immediately prior to the Dissolution Event the Principal Amount were converted to Conversion Shares at the Conversion Price. This Note shall thereafter be cancelled and be of no further force or effect, whether or not it is delivered to the Company for cancellation.

2. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a) “Act” means the Securities Act of 1933, as amended.

(b) “Capital Shares” means Class A Shares and Class B Shares of the Company.

(c) “Cashout Amount” means an amount in cash up to, at the Investor’s discretion, the lesser of (i) the Incremental Cash Amount and (ii) the sum of the Principal Amount and all accrued and unpaid interest.

(d) “Conversion Price” means $5.00 per Conversion Share.

(e) “Conversion Shares” means Class A Shares of the Company issued pursuant to the conversion of this Note.

Exhibit B-2

(f) “CPTK” means Crown PropTech Acquisitions, a Cayman Islands exempted company.

(g) “Dissolution Event” means any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

(h) “Incremental Cash Amount” means Available SPAC Cash (as defined in the BCA) in excess of the Minimum Cash Condition (as defined in the BCA).

(i) “Interest Rate” means a rate equal to 12.0% per annum computed on the basis of the actual number of days elapsed and a year of 365 days.

(j) “Person” means and includes an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(k) “Semiannual Date” means [_____], 20252.

(l) “SPAC Merger” means a merger or other business combination of the Company involving CPTK, pursuant to which (i) equity interests of the Company are exchanged for securities of CPTK or a parent company that is registered under the Securities Exchange Act of 1934 and are listed for trading on a national securities exchange or (ii) equity interests of the Company or an Affiliate of the Company are registered under the Securities Exchange Act of 1934 and are listed for trading on a national securities exchange.

3. Events of Default. If there shall be any Event of Default (as defined below) hereunder, at the option and upon the written declaration of Investor and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under Section 3(c) or Section 3(d)), this Note shall accelerate and the Principal Amount and unpaid accrued interest shall become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a) Failure to Pay. The Company fails to pay when due any principal or interest payment within five (5) days of the Maturity Date;

(b) Breach of Covenant. The Company defaults in its performance of any covenant under this Note and such failure shall continue for five days after the Company’s receipt of written notice to the Company of such failure;

(c) Voluntary Proceeding. The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

[2]	Note to Draft: Date to be 6 months after the date that the Form F-4 Note is issued.

Exhibit B-3

(d) Involuntary Proceeding. An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty days under any bankruptcy statute now or hereafter in effect), or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

In addition to the right of repayment, upon the occurrence and during the continuance of any Event of Default, Investor may exercise any other right power or remedy granted to it or permitted to it by law, either by suit in equity or by action at law, or both.

4. Conversion.

(a) Conversion; Cashout.

(i) If a SPAC Merger closes prior to the Maturity Date and the Minimum Cash Condition (as defined in the BCA) is not satisfied, then this Note shall convert, as of immediately prior to (but subject to the consummation of) the SPAC Merger, into the number of Conversion Shares equal to the sum of the Principal Amount and all accrued and unpaid interest divided by the Conversion Price.

(ii) If a SPAC Merger closes prior to the Maturity Date and the Minimum Cash Condition (as defined in the BCA) is satisfied, Investor may, in its discretion, either (A) convert this Note in full pursuant to Section 4(a)(i), or (B) as of immediately prior to (but subject to the consummation of) the SPAC Merger, elect to convert this Note such that Investor is (1) paid the Cashout Amount, (2) issued a number of Conversion Shares equal to the Cashout Amount divided by $20.00, and (3) issued additional Conversion Shares, if any, equal to (x) the sum of the Principal Amount and all accrued and unpaid interest minus the Cashout Amount divided by (y) the Conversion Price.

(iii) The Conversion Shares will be issued pursuant to an effective registration statement in connection with the SPAC Merger closing and will not be subject to any lock-up or other restrictions set forth in the BCA, with exceptions of limitations applicable by law.

(iv) Notwithstanding the foregoing, in no event shall Investor be issued a number of Conversion Shares pursuant to this Note that would result in Investor’s ownership of Capital Shares exceeding 19.99% of the total issued and outstanding Capital Shares as of the date hereof.

Exhibit B-4

(b) Administration. Upon the issuance of Conversion Shares or payment of cash to Investor, as applicable, pursuant to Section 4(a) (the “Note Conversion”), the Company shall be forever released from all of its obligations and liabilities under this Note. In connection with the Note Conversion, Investor and the Company will execute and deliver to each other customary share purchase and related financing agreements, as applicable, and Investor will execute and deliver to the Company or the applicable counterparty or counterparties, to the extent reasonably requested by the Company or any underwriter, any other required documents. Investor also agrees to deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with the loss of this Note) at the closing of a SPAC Merger for cancellation; provided that upon the closing of a SPAC Merger, this Note shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation as set forth in this sentence. Any Note Conversion shall be deemed to have been made immediately upon the closing of a SPAC Merger and on and after such date Investor shall be treated for all purposes as the record holder of the Conversion Shares. As promptly as practicable after the Note Conversion, the Company or its successor (at its expense) will issue and deliver to the holder thereof a certificate or certificates evidencing the Conversion Shares (if certificated), or if the Conversion Shares are not certificated, will deliver evidence of the issuance of the Conversion Shares in book entry or other electronic format.

5. Reference Date. The Company will have the right to set a reference date for the conversion of accrued interest under this Note (which reference date shall be no sooner than two (2) days prior to the applicable date of the SPAC Merger closing, Event of Default, Dissolution Event, or Maturity Date), such that interest accrued through such reference date will be converted and interest shall cease accruing after such reference date.

6. Miscellaneous.

(a) Assignment and Transfer.

(i) The rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties, provided that the Company shall not assign or delegate its obligations under this Note without the written consent of Investor, which consent shall not be required in connection with any Dissolution Event and provided further that Investor shall not assign or delegate its rights or obligations under this Note without the written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed) other than assignments or delegations to affiliates of Investor. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

(ii) As a condition to any transfer of this Note other than to an affiliate of Investor, the Company may in its sole discretion require a written opinion of Investor’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification under any federal or state law then in effect. This Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

Exhibit B-5

(b) Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and Investor.

(c) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and delivered as provided in the Note Purchase Agreement.

(d) Usury. In the event any interest is paid on this Note, or a fee that is deemed interest, which is in excess of the then applicable legal maximum rate, then that portion of the interest payment representing an amount in excess of the then applicable legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

(e) No Rights as a Member. Nothing contained herein shall entitle Investor to any rights, prior to the conversion of the Note, as a stockholder of the Company or to be deemed the holder of any securities that may be construed to confer upon Investor, as such, any right to vote on, give or withhold consent to, or to receive notice of, any meeting or corporate or other stockholder action relating to the Company.

(f) Expenses. Each party shall pay its own expenses incurred in the negotiation and preparation of the Transaction Documents.

(g) Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York, or of any other state.

(h) Waiver of Jury Trial. BY ACCEPTANCE OF THIS NOTE, INVESTOR HEREBY AGREES AND THE COMPANY HEREBY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE.

(i) Tax Treatment. Each party agrees to treat this Note as equity of the Company for U.S. federal (and applicable state and local) income tax purposes and will not take a position inconsistent with such treatment, unless otherwise required by a change in law after the date hereof, a closing agreement with an applicable taxing authority, or a final judgment of a court of competent jurisdiction.

(j) Counterparts. This Note may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Note. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(Signature Page Follows)

Exhibit B-6

The Company has caused this Note to be issued as of the date first written above.

COMPANY:

LANCASTER EXPLORATION LTD.

Signature:
Print Name:
Title:

Address:
Email:

[Signature Page to BCA Note]

Exhibit B-7

The Investor has caused this Note to be issued as of the date first written above.

Acknowledged:

INVESTOR:

FIRST MILE PREF FUND II LLC

Signature:	/s/ Richard Chera
Print Name:	Richard Chera
Title:	Managing Partner

Address:
362 5th Ave, 9th Floor, New York, NY 10001
Email: rchera@cacq.com

[Signature Page to BCA Note]

Exhibit B-8

EXHIBIT C
FORM F-4 NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

LANCASTER EXPLORATION LTD.

CONVERTIBLE PROMISSORY NOTE

CN-B

$250,000	[_____], 2025

FOR VALUE RECEIVED, Lancaster Exploration Ltd., a British Virgin Islands company (the “Company”) promises to pay to [_____], a [___] (“Investor”), or Investor’s registered assigns, the principal sum of $250,000 (as adjusted pursuant to the terms herein, the “Principal Amount”), together with interest from the date of this Convertible Promissory Note (this “Note”) on the unpaid principal balance accruing at the Interest Rate (as defined below) pursuant to that certain Note Purchase Agreement by and between the Company and the investors listed therein, including Investor, dated June 2, 2025 (as the same may be amended or restated from time to time, the “Note Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note Purchase Agreement or in the business combination agreement by and among the Company, Crown PropTech Acquisitions, a Cayman Islands exempted company (“CPTK”), and the other parties thereto, as applicable.

The following is a statement of the rights of Investor and the conditions to which this Note is subject, and to which Investor, by the acceptance of this Note, agrees:

1. Payments.

(a) Maturity. If this Note is outstanding at [_____], 2026 (the “Maturity Date”)3, a dollar amount equal to $300,000 minus any principal payments made as of the Maturity Date plus any unpaid and accrued interest owing pursuant to Section 1(b), shall be due and payable five days after receipt by the Company from Investor of a written demand for payment which demand shall not be made prior to the Maturity Date.

[3]	Note to Draft: Date to be 364 days after the date that the BCA Note is issued.

(b) Interest. Accrued interest on this Note shall be payable in arrears on each of the Semiannual Date and the Maturity Date. Subject to the receipt of approval from the TSX Venture Exchange, subject to satisfaction of customary closing conditions (“TSX-V Conditional Approval”), 9% per annum of the Interest Rate shall be paid in kind, and 3% per annum of the Interest Rate shall be paid in cash. As payment of interest in kind, the Principal Amount shall be automatically increased on the Semiannual Date by the amount of such interest paid in kind. For the avoidance of doubt, in the event TSX-V Conditional Approval is not obtained with respect to payment of interest in kind by the date such payment is due, such interest shall be paid in cash.

(c) Priority. This Note shall rank senior to any and all Indebtedness owed by the Company to Mkango Resources Ltd., a company governed by the laws of British Columbia, Canada.

(d) General. Payment on this Note shall be in lawful money of the United States of America applied first to accrued interest and thereafter to the outstanding principal balance of the Note.

(e) Payment. Any outstanding principal and accrued interest on this Note may be prepaid without penalty on or prior to the Maturity Date only upon the written consent of Investor.

(f) Dissolution Event. If a Dissolution Event occurs while any principal or interest under this Note is outstanding, Investor shall be paid, in preference to the holders of Capital Shares, an amount in cash equal to the greater of: (i) the Principal Amount plus any accrued and unpaid interest (with any interest to be paid in kind paid in cash instead), and (ii) the amount of cash that would be paid in the Dissolution Event if immediately prior to the Dissolution Event the Principal Amount were converted to Conversion Shares at the Conversion Price. This Note shall thereafter be cancelled and be of no further force or effect, whether or not it is delivered to the Company for cancellation.

2. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a) “Act” means the Securities Act of 1933, as amended.

(b) “Capital Shares” means Class A Shares and Class B Shares of the Company.

(c) “Cashout Amount” means an amount in cash up to, at the Investor’s discretion, the lesser of (i) the Incremental Cash Amount and (ii) the sum of the Principal Amount and all accrued and unpaid interest.

(d) “Conversion Price” means $5.00 per Conversion Share.

(e) “Conversion Shares” means Class A Shares of the Company issued pursuant to the conversion of this Note.

Exhibit C-2

(f) “CPTK” means Crown PropTech Acquisitions, a Cayman Islands exempted company.

(g) “Dissolution Event” means any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

(h) “Incremental Cash Amount” means the Available SPAC Cash (as defined in the BCA) in excess of the Minimum Cash Condition (as defined in the BCA).

(i) “Interest Rate” means a rate equal to 12.0% per annum computed on the basis of the actual number of days elapsed and a year of 365 days.

(j) “Person” means and includes an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(k) “Semiannual Date” means [_____], 20254.

(l) “SPAC Merger” means a merger or other business combination of the Company involving CPTK, pursuant to which (i) equity interests of the Company are exchanged for securities of CPTK or a parent company that is registered under the Securities Exchange Act of 1934 and are listed for trading on a national securities exchange or (ii) equity interests of the Company or an Affiliate of the Company are registered under the Securities Exchange Act of 1934 and are listed for trading on a national securities exchange.

3. Events of Default. If there shall be any Event of Default (as defined below) hereunder, at the option and upon the written declaration of Investor and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under Section 3(c) or Section 3(d)), this Note shall accelerate and the Principal Amount and unpaid accrued interest shall become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a) Failure to Pay. The Company fails to pay when due any principal or interest payment within five (5) days of the Maturity Date;

(b) Breach of Covenant. The Company defaults in its performance of any covenant under this Note and such failure shall continue for five days after the Company’s receipt of written notice to the Company of such failure;

[4]	Note to Draft: Date to be 6 months after the date that the BCA Note is issued.

Exhibit C-3

(c) Voluntary Proceeding. The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(d) Involuntary Proceeding. An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within sixty days under any bankruptcy statute now or hereafter in effect), or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

In addition to the right of repayment, upon the occurrence and during the continuance of any Event of Default, Investor may exercise any other right power or remedy granted to it or permitted to it by law, either by suit in equity or by action at law, or both.

4. Conversion.

(a) Conversion; Cashout.

(i) If a SPAC Merger closes prior to the Maturity Date and the Minimum Cash Condition (as defined in the BCA) is not satisfied, then this Note shall convert, as of immediately prior to (but subject to the consummation of) the SPAC Merger, into the number of Conversion Shares equal to the sum of the Principal Amount and all accrued and unpaid interest divided by the Conversion Price.

(ii) If a SPAC Merger closes prior to the Maturity Date and the Minimum Cash Condition (as defined in the BCA) is satisfied, Investor may, in its discretion, either (A) convert this Note in full pursuant to Section 4(a)(i), or (B) as of immediately prior to (but subject to the consummation of) the SPAC Merger, elect to convert this Note such that Investor is (1) paid the Cashout Amount, (2) issued a number of Conversion Shares equal to the Cashout Amount divided by $20.00, and (3) issued additional Conversion Shares, if any, equal to (x) the sum of the Principal Amount and all accrued and unpaid interest minus the Cashout Amount divided by (y) the Conversion Price.

(iii) The Conversion Shares will be issued pursuant to an effective registration statement in connection with the SPAC Merger closing and will not be subject to any lock-up or other restrictions set forth in the BCA, with exceptions of limitations applicable by law.

(iv) Notwithstanding the foregoing, in no event shall Investor be issued a number of Conversion Shares pursuant to this Note, that, after taking into account the number of Conversion Shares issued pursuant to the BCA Note, would result in Investor’s ownership of Capital Shares exceeding 19.99% of the total issued and outstanding Capital Shares as of the date hereof.

Exhibit C-4

(b) Administration. Upon the issuance of Conversion Shares or payment of cash to Investor, as applicable, pursuant to Section 4(a) (the “Note Conversion”), the Company shall be forever released from all of its obligations and liabilities under this Note. In connection with the Note Conversion, Investor and the Company will execute and deliver to each other customary share purchase and related financing agreements, as applicable, and Investor will execute and deliver to the Company or the applicable counterparty or counterparties, to the extent reasonably requested by the Company or any underwriter, any other required documents. Investor also agrees to deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with the loss of this Note) at the closing of a SPAC Merger for cancellation; provided that upon the closing of a SPAC Merger, this Note shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation as set forth in this sentence. Any Note Conversion shall be deemed to have been made immediately upon the closing of a SPAC Merger and on and after such date Investor shall be treated for all purposes as the record holder of the Conversion Shares. As promptly as practicable after the Note Conversion, the Company or its successor (at its expense) will issue and deliver to the holder thereof a certificate or certificates evidencing the Conversion Shares (if certificated), or if the Conversion Shares are not certificated, will deliver evidence of the issuance of the Conversion Shares in book entry or other electronic format.

5. Reference Date. The Company will have the right to set a reference date for the conversion of accrued interest under this Note (which reference date shall be no sooner than two (2) days prior to the applicable date of the SPAC Merger closing, Event of Default, Dissolution Event, or Maturity Date), such that interest accrued through such reference date will be converted and interest shall cease accruing after such reference date.

6. Miscellaneous.

(a) Assignment and Transfer.

(i) The rights and obligations of the Company and Investor shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties, provided that the Company shall not assign or delegate its obligations under this Note without the written consent of Investor, which consent shall not be required in connection with any Dissolution Event and provided further that Investor shall not assign or delegate its rights or obligations under this Note without the written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed) other than assignments or delegations to affiliates of Investor. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

(ii) As a condition to any transfer of this Note other than to an affiliate of Investor, the Company may in its sole discretion require a written opinion of Investor’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification under any federal or state law then in effect. This Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

Exhibit C-5

(b) Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and Investor.

(c) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and delivered as provided in the Note Purchase Agreement.

(d) Usury. In the event any interest is paid on this Note, or a fee that is deemed interest, which is in excess of the then applicable legal maximum rate, then that portion of the interest payment representing an amount in excess of the then applicable legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

(e) No Rights as a Member. Nothing contained herein shall entitle Investor to any rights, prior to the conversion of the Note, as a stockholder of the Company or to be deemed the holder of any securities that may be construed to confer upon Investor, as such, any right to vote on, give or withhold consent to, or to receive notice of, any meeting or corporate or other stockholder action relating to the Company.

(f) Expenses. Each party shall pay its own expenses incurred in the negotiation and preparation of the Transaction Documents.

(g) Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York, or of any other state.

(h) Waiver of Jury Trial. BY ACCEPTANCE OF THIS NOTE, INVESTOR HEREBY AGREES AND THE COMPANY HEREBY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE.

(i) Tax Treatment. Each party agrees to treat this Note as equity of the Company for U.S. federal (and applicable state and local) income tax purposes and will not take a position inconsistent with such treatment, unless otherwise required by a change in law after the date hereof, a closing agreement with an applicable taxing authority, or a final judgment of a court of competent jurisdiction.

(j) Counterparts. This Note may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Note. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(Signature Page Follows)

Exhibit C-6

The Company has caused this Note to be issued as of the date first written above.

COMPANY:

LANCASTER EXPLORATION LTD.

Signature:
Print Name:
Title:

Address:
Email:

[Signature Page to Form F-4 Note]

Exhibit C-7

The Investor has caused this Note to be issued as of the date first written above.

Acknowledged:

INVESTOR:

[____]

Signature:
Print Name:
Title:

Address:
Email:

[Signature Page to Form F-4 Note]

Exhibit C-8